Exhibit 10.5
AMENDMENT NO. 1 TO
CREDIT AGREEMENT
     This Amendment No. 1 to Credit Agreement (this “Amendment”) is effective as of October 19, 2007, by and between US BIO JANESVILLE, LLC, a Minnesota limited liability company (“Borrower”) and AGSTAR FINANCIAL SERVICES, PCA as Administrative Agent (the “Agent”) for itself and the other Banks.
RECITALS
     A. The Banks have extended various credit facilities to Borrower for the purposes of acquiring, constructing, equipping, furnishing and operating an ethanol production facility in Waseca County, Minnesota, pursuant to that certain Credit Agreement dated as of February 7, 2007 (the “Credit Agreement”).
     B. Borrower has requested an amendment to a certain provision of the Credit Agreement, which amendment has been consented to by the Banks, upon the terms and conditions set forth herein.
     C. Unless otherwise expressly defined herein, capitalized terms used herein shall have the same meaning ascribed to them in the Credit Agreement.
AGREEMENT
     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Amendments to Credit Agreement:
     (a) Section 5.01(c)(xvii): Section 5.01(c)(xvii) of the Credit Agreement is amended and restated in its entirety to read as follows:
(xvii) beginning with the end of the first fiscal quarter after the Completion Date, the Borrower will furnish to the Agent as soon as available and in any event within forty-five (45) days after the end of each fiscal quarter (or at such other times or with such greater frequency as is reasonably requested by the Agent), a certificate stating the principal amount of: (a) each loan made by the Borrower to any Affiliated Borrower or other Affiliate or Subsidiary of the Borrower, (b) each loan made to the Borrower by any Affiliated Borrower or other Affiliate or Subsidiary of the Borrower, and (c) each account receivable or account payable of the Borrower to each Affiliated Borrower or other Affiliate or Subsidiary of the Borrower.

2. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof upon the satisfaction of the conditions precedent that the Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto, and an executed Consent and Reaffirmation of Guaranty in the form attached hereto as Exhibit A.
3. Representations and Warranties. Borrower represents to the Lender that, after giving effect to this Amendment:
     (a) All of the representations and warranties of the Borrower contained in the Credit Agreement and in each other Loan Document are true and correct in all material respects as though made on and as of the date hereof.
     (b) As of the date hereof, except as otherwise specifically stated herein, no Event of Default has occurred and is continuing.
4. Miscellaneous.
     (a) Effect; Ratification. The amendment set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Credit Agreement or (ii) prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Credit Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Credit Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
     (b) Loan Documents. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
     (c) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.
     (d) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.
     (e) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA.

     (f) WAIVER OF JURY TRIAL. THE BORROWER, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT TO WHICH IT IS A PARTY OR ANY INSTRUMENT OR DOCUMENT DELIVERED THEREUNDER.
{SIGNATURE PAGES FOLLOW}

SIGNATURE PAGE TO
AMENDMENT NO. 1 TO CREDIT AGREEMENT
BY AND BETWEEN
US BIO JANESVILLE, LLC,
And
AGSTAR FINANCIAL SERVICES, PCA, AS ADMINISTRATIVE AGENT
DATED AS OF: October 19, 2007
THE BORROWER AND THE AGENT EACH ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, AND AGREE TO ITS TERMS. THIS AMENDMENT IS DATED AS OF THE DATE FIRST ABOVE STATED.
BORROWER:
US BIO JANESVILLE, LLC
a Minnesota limited liability company

/s/ Kelly S. Langley

By:	Kelly S. Langley
Its:	Treasurer

SIGNATURE PAGE TO
AMENDMENT NO. 1 TO CREDIT AGREEMENT
BY AND BETWEEN
US BIO JANESVILLE, LLC,
And
AGSTAR FINANCIAL SERVICES, PCA, AS ADMINISTRATIVE AGENT
DATED AS OF: October 19, 2007
THE BORROWER AND THE AGENT EACH ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, AND AGREE TO ITS TERMS. THIS AMENDMENT IS DATED AS OF THE DATE FIRST ABOVE STATED.
AGENT:
AGSTAR FINANCIAL SERVICES, PCA,
as Administrative Agent

/s/ Mark Schmidt

By:	Mark Schmidt
Its:	Vice President

EXHIBIT A
CONSENT AND REAFFIRMATION OF GUARANTY
     The undersigned, US BioEnergy Corporation, hereby:
     (i) consents to the modifications set forth in that certain Amendment No. 1 to Credit Agreement effective as of October 19, 2007;
     (ii) reaffirms the guaranty of the undersigned, as set forth in that certain Continuing Guaranty made as of February 7, 2007, by the undersigned for the benefit of Agent and the Banks, is and shall remain in full force and effect.

US BIOENERGY CORPORATION
By:	/s/ Kelly S. Langley
Name:	Kelly S. Langley
Its: Treasurer